ASSUMPTION OF LIABILITIES AND OBLIGATIONS


       THIS ASSUMPTION OF LIABILITIES AND OBLIGATIONS, effective as of September 3, 1995 (the "Effective Date"), is made jointly and severally by all of VALUE ADDED FOOD SERVICES, INC., a Maryland corporation ("VAFS"); and VERNON W. MULES and KATHRYN M. MULES (collectively, the "Guarantors") for the benefit of DUTTERER'S OF MANCHESTER CORPORATION, a Maryland corporation ("Dutterer's") and DOUGHTIE'S FOODS, INC., a Virginia corporation ("Doughtie's").


                                     RECITALS:

       VAFS and the Guarantors have entered into certain agreements, including without limitation the Closing Agreement (the "Closing Agreement"), dated the Effective Date, to purchase (or to tender guaranties in connection with the purchase of) the business, property and certain of the assets of Dutterer's. The property, assets and business being purchased are referred to herein as the "Business." Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Closing Agreement.

       NOW, THEREFORE, in consideration of the foregoing, VAFS and the Guarantors agree as follows:

                                     ARTICLE I

       VAFS hereby assumes and agrees to pay, honor, and discharge, when due and payable and otherwise in accordance with the relevant governing agreements and instruments the following:

               (i) All lease obligations of Dutterer's or Doughtie's, its parent corporation, under that certain Truck Lease and Service Agreement dated May 2, 1991, as amended, between Dutterer's and Lend Lease Trucks, Inc., with respect to the trucks and equipment leased pursuant thereto, including without limitation the trucks listed on Exhibit E to the Bill of Sale.

               (ii) Sales commitments of the Business, customer agreements and/or offers to sell products of the Business, including without limitation all obligations of Dutterer's or Doughtie's to customers arising out of documents in the form of Exhibits A, B, and C attached hereto. Such obligations shall include but shall not be limited to obligations arising out of contract, law, rule, regulation or custom and practice, and in general VAFS shall operate the Business with respect to existing customers in substantially the same manner in which it has been operated heretofore.

               (iii) Accrued vacations of Dutterer's employees as of the Effective Date to the extent set forth in the Closing Agreement. Dutterer's represents that there is no agreement to make monetary payments to any employee for unused vacation except in the event of a separation from employment.

               (iv) All obligations of Dutterer's, if any, accruing on and after September 1, 1995, with respect to the property located at 2700 Lord Baltimore Drive, Baltimore, Maryland 21244, pursuant to and in connection with the Lease Agreement dated May 10, 1990, between Dutterer's and Rouse-Teachers Properties, Inc. ("Landlord"), as amended by Amendment to Lease Agreement dated February 8, 1991, and Second Amendment to Lease Agreement dated July 14, 1995, and as further modified by Assignment and Assumption of Lease Agreement dated August 23, 1995, between Dutterer's, Landlord, Dutter's Food, Inc., and Dutterer's Home Food Service, Inc.

                                 ARTICLE II

       Except as set forth above, VAFS does not assume any obligations or liabilities of Dutterer's or Doughtie's.

                                 ARTICLE III

       The Guarantors hereby jointly and severally agree to guaranty any payment obligations of VAFS arising from or in connection with VAFS's assumption of liabilities and obligations as set forth herein.

       This Assumption of Liabilities and Obligations may be executed in any number of counterparts and each of such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, VAFS and the Guarantors have caused this Assumption of Liabilities and Obligations to be duly executed and their seals to be affixed as of the date first above written.


                                   VALUE ADDED FOOD SERVICES, INC.,
                                     a Maryland corporation


                                  By:  Vernon W. Mules          (SEAL)
                                       Vice President
                                           (Signature)


                                   GUARANTORS:

                                   Vernon W. Mules              (SEAL)
                                           (Signature)


                                   Kathryn M. Mules             (SEAL)
                                           (Signature)